EXHIBIT 10.1

NAVIDEC FINANCIAL SERVICES, INC.
2005 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Navidec Financial Services, Inc., a Colorado corporation (the  "Company"),  hereby  establishes  a stock  option plan for key  employees, consultants  and  members  of the  Board of  Directors  of the  Company  or of a subsidiary of the Company,  providing  material  services to the Company,  which shall be known as the Navidec  Financial  Services  2005 Stock  Option Plan (the "Plan").  The Company shall enter into Option agreements with Optionees pursuant to the Plan.

     1.2  Purpose.  The purpose of the Plan is to enhance shareholder  value by attracting,  retaining and motivating key employees,  consultants and members of the Board of  Directors of the Company and of any  subsidiary  of the Company by providing  them with a means to acquire a proprietary  interest in the Company's success.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

     All current and former  employees,  consultants and members of the Board of Directors of the Company (the  "Board"),  and of any  subsidiary of the Company, are  eligible to  participate  in the Plan and receive  Options  under the Plan. Optionees under the Plan shall be selected by the Board, in its sole discretion, from among those current and former  employees,  consultants  and members of the Board of the Company, and of any subsidiary of the Company,  who, in the opinion of the  Board,  are or  were  in a  position  to  contribute  materially  to the Company's continued growth and development and to its long-term success.

ARTICLE III
ADMINISTRATION

     3.1  Administration.  The Board shall be responsible for  administering the Plan.

     (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and  regulations  relating to the Plan; to provide for  conditions and  assurances  deemed  necessary or advisable to protect the  interests of the Company with respect to the Plan; and to make all other determinations necessary or   advisable   for   the   administration   of   the   Plan.   Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and  Options  granted  under  the  Plan  shall be  final  and  binding  and conclusive for all purposes and upon all persons.

     (b) At the  discretion  of the  Board  the  Plan may be  administered  by a Committee  of two or more  non-employee  Directors  appointed  by the Board (the "Committee").  The members of the Committee may be Directors who are eligible to receive  Options under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the  Committee.  The  Committee shall have full power and authority,  subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make  determinations  which shall be final,  conclusive  and binding upon all  persons,  including  any persons  having any  interests in any Options which may be granted  under the Plan,  and,  by  resolution  or  resolutions  to provide for the creation and issuance of any Option, to fix the terms upon which and the time or times at or within  which,  and the price or prices at which any shares may be purchased  from the Company  upon the exercise of an Option.  Such terms,  time or times and price or prices shall,  in every case, be set forth or incorporated by reference in the instrument or instruments evidencing an Option, and shall be consistent with the provisions of the Plan.

     (c)  Where a  Committee  has been  created  by the Board  pursuant  to this Article III, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

 (d) No member of the Board or the Committee  shall be liable for any action or  determination  made in good  faith  with  respect  to the Plan or any Option granted under it.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

     4.1 Number.  The total number of shares of common stock of the Company (the "Stock")  hereby made  available  and reserved for issuance  under the Plan upon  exercise of Options shall be 5,000,000 shares. The aggregate number of shares of Stock  available  under the Plan shall be subject to  adjustment  as provided in Section 4.3.

     4.2 Unused  Stock.  If an Option shall  expire or terminate  for any reason without having been exercised in full, or if an "immaculate  cashless  exercise" (as  described in Section  5.4)  results in the issuance of a reduced  number of shares in  satisfaction  of an option  grant,  the  unpurchased  shares of Stock subject thereto shall (unless the Plan shall have  terminated)  become available for other Options under the Plan.

     4.3  Adjustment  in  Capitalization.  In the  event  of any  change  in the outstanding  shares of Stock of the  Company  by reason of a stock  dividend  or split, recapitalization,  reclassification, or other similar capital change, the aggregate  number  of  shares  of  Stock  set  forth  in  Section  4.1  shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case,  the  number and kind of shares of Stock that are  subject to any Option and the Option price per share shall be proportionately and appropriately adjusted  without any change in the  aggregate  Option price to be paid therefore upon exercise of the Option.

ARTICLE V
TERMS OF STOCK OPTIONS

     5.1 Grant of  Options.  Subject to Section  4.1,  Options may be granted to current  and  former  employees,  consultants  and  members  of the Board of the Company and of any  subsidiary  of the Company at any time and from time to time as  determined  by the  Board.  The Board  shall  have  complete  discretion  in determining  the terms and  conditions  and  number of  Options  granted to each Optionee.  In making such  determinations,  the Board may take into  account the nature of services  rendered by such current and former  employees,  consultants and members of the Board,  their  present  and  potential  contributions  to the Company  and such  other  factors  as the  Board in its  discretion  shall  deem relevant.

     5.2  Option  Agreement;  Terms and  Conditions  to Apply  Unless  Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an option agreement (the "Option  Agreement")  that specifies:  the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; such vesting or exercisability  restrictions which the Board may impose;  and any other terms or conditions  which the Board may impose.  All such terms and conditions  shall be determined by the Board at the time of grant of the Option.

     (a) If not  otherwise  specified  by the  Board,  the  following  terms and conditions shall apply to Options granted under the Plan:

          (i) Term.  The  duration of the Option shall be for ten years from the date of grant.

          (ii)  Exercise  of  Option.  If an  Option  is  subject  to a  vesting schedule,  (A)  an  Option  held  by  an  Optionee  who  retires  from employment with the Company after having both reached the age of sixty  and completed  twelve years of service with the Company shall continue to vest in  accordance  with the  vesting  schedule  set  forth in the applicable  Option  Agreement  notwithstanding  the termination of the           Optionee's  employment  with the Company,  provided  that prior to the exercise of the Option such  Optionee  does not after such  retirement  become  employed on a full-time  basis by a competitor  of the Company prior  to  reaching  age  sixty-five,  and  (B) an  Option  held  by a  non-employee  Director of the Company who retires from the Board after completing  at least five years of service to the Company shall become fully vested.

          (iii)  Termination.  Each  Option  granted  pursuant to the Plan shall expire on the earliest to occur of:

     (A) The date set forth in such  Option,  not to exceed  ten years from the date of grant;

               (B) The third anniversary of the completion of the merger or sale of  substantially  all of the Stock or assets of the Company with or to another  company in a  transaction  in which the Company is not the  survivor,  except for the merger of the  Company  into a wholly-owned  subsidiary (and the Company shall not be considered the surviving  corporation  for purposes hereof if the Company or any of its  subsidiaries is the survivor of a reverse  triangular merger and the Company's  shareholders  immediately  prior to the merger  own less  than 50% of the  value of the  Company's  stock immediately after the merger); or

               (C) The termination of the employment of an Optionee for cause by the Company.

          (iv) Acceleration. An Option shall become fully vested and exercisable irrespective  of its other  provisions  (A)  immediately  prior to the completion of the merger or sale of substantially  all of the stock or assets of the Company in a transaction in which the Company is not the survivor,  except for the merger of the  Company  into a  wholly-owned subsidiary  (and the Company  shall not be  considered  the  surviving           corporation  for  purposes  hereof  if  the  Company  or  any  of  it   subsidiaries  is the survivor of a reverse  triangular  merger and the Company's  shareholders  immediately prior to the merger own less than 50% of the value of the Company's stock immediately after the merger); (B) upon termination of the Optionee's  employment with the Company or a subsidiary thereof because of death, disability or normal retirement upon  reaching  the age of  sixty-five;  or (C) in the event  that the Optionee is a non-employee member of the Company's Board of Directors, upon  retirement  from the Company's Board of Directors after reaching the age of seventy.

          (v)  Transferability.  In addition to the Optionee, the Option may be exercised, to the extent exercisable by the Optionee, by the person or persons to whom the Optionee's rights under the Option pass by will or the laws of descent and distribution, by the spouse or the descendants of the Optionee or by trusts for such  persons,  to whom or which the Optionee may have transferred the Option,  or by legal  representative of any of the  foregoing.  Any such  transfer  shall  be made  only in compliance with the  Securities  Act of  1933,  as  amended,  and the requirements therefor as set forth by the Company.

     (b) The Board shall be free to specify terms and conditions  other than and in addition to those set forth above, in its discretion.

     (c) All Option  Agreements shall  incorporate the provisions of the Plan by reference.

     5.3 Option  Price.  No Option  granted  pursuant  to the Plan shall have an Option  price that is less than the fair  market  value of Stock on the date the Option is granted,  as determined by the Board.  The Option exercise price shall be subject to adjustment as provided in Section 4.3 above.

     5.4 Payment. Payment for all shares of Stock shall be made at the time that an Option,  or any part  thereof,  is  exercised,  and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) in Stock, or, if acceptable to the Board, in some other form.

     5.5  Repricing.  An  outstanding  Option  may be  repriced  after the grant thereof to provide for a lower Option exercise price, whether through adjustment or  amendment  to the Option  exercise  price,  issuance  of an amended  Option, cancellation of the Option and issuance of a replacement Option, or by any other means with substantially the same economic effect, with approval of the Board.

ARTICLE VI
WRITTEN NOTICE, ISSUANCE OF STOCK
CERTIFICATES, SHAREHOLDER PRIVILEGES

     6.1 Written  Notice.  An Optionee  wishing to exercise an Option shall give written notice to the Company,  in the form and manner  prescribed by the Board. Full  payment  for the shares of Stock  acquired  pursuant  to the  Option  must accompany the written notice.

     6.2  Issuance  of Stock  Certificates.  As soon as  practicable  after  the receipt of written notice and payment, the Company shall deliver to the Optionee a certificate or certificates for the requisite number of shares of Stock.

     6.3 Privileges of a Shareholder.  An Optionee or any other person  entitled to  exercise an Option  under the Option  Agreement  shall not have  shareholder privileges  with  respect to any Stock  covered by the Option  until the date of issuance of a stock certificate for such Stock.

ARTICLE VII
RIGHTS OF OPTIONEES

     Nothing in the Plan shall  interfere  with or limit in any way the right of the  Company  or  a  subsidiary  corporation  to  terminate  any  employee's  or consultant's  employment at any time, nor confer upon any employee or consultant any right to continue in the employ of the Company or a subsidiary corporation.

ARTICLE VIII
AMENDMENT, MODIFICATION, AND
TERMINATION OF THE PLAN

     The  Board  may at any time  terminate  and from  time to time may amend or modify the Plan. Any amendment or  modification  of the Plan by the Board may be accomplished  without  approval  of  the  shareholders  of the  Company,  unless shareholder approval of such amendment or modification is required by any law or regulation governing the Company.

     No amendment,  modification, or termination of the Plan shall in any manner adversely  affect any  outstanding  Option under the Plan without the consent of the Optionee holding the Option.

ARTICLE IX
ACQUISITION, MERGER OR LIQUIDATION

     9.1 Acquisition.

     (a) In the event that an  acquisition  occurs with  respect to the Company, the Company shall have the option,  but not the  obligation,  to cancel  Options outstanding  as of the effective date of such  acquisition,  whether or not such Options  are then  exercisable,  in return for  payment to the  Optionees  of an amount equal to a reasonable  estimate of an amount  (hereinafter the "Spread"), determined  by the Board,  equal to the  difference  between  the net amount per share payable in the  acquisition  or as a result of the  acquisition,  less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the  existence of the Options  shall be made,  such as deeming the Options to have been  exercised,  with the Company  receiving  the  exercise price payable thereunder, and treating the Stock receivable upon exercise of the Options as being outstanding in determining the net amount per share.

     (b)  For  purposes  of  this  section,  an  "acquisition"  shall  mean  any transaction in which  substantially  all of the Company's assets are acquired or in which a controlling amount of the Company's  outstanding shares are acquired, in each case by a single person or entity or an affiliated  group of persons and entities.  For purposes of this section,  a  controlling  amount shall mean more than fifty percent of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel Options  regardless of how the acquisition  is  effectuated,  whether by direct  purchase,  through a merger or similar  corporate  transaction,  or otherwise.  In cases where the  acquisition consists of the  acquisition of assets of the Company,  the net amount per share shall be  calculated on the basis of the net amount  receivable  with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

     (c) Where the Company  does not  exercise its option under this Section 9.1 the  remaining  provisions  of  this  Article  IX  shall  apply,  to the  extent applicable.

     9.2  Merger  or  Consolidation.  If the  Company  shall  be  the  surviving corporation in any merger or  consolidation,  any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock  subject  to the  Option  would have been  entitled  in such  merger or consolidation,  provided that the Company shall not be considered  the surviving corporation for purposes hereof if the Company or any of its subsidiaries is the survivor  of  a  reverse  triangular  merger  and  the  Company's   shareholders immediately  prior to the merger and less than 50% of the value of the Company's stock immediately after the merger.

     9.3 Other Transactions.  A merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company or any of its subsidiaries is the survivor  of  a  reverse  triangular  merger  and  the  Company's   shareholders immediately  prior to the merger and less than 50% of the value of the Company's stock  immediately  after the  merger)  shall  cause  every  Option  outstanding hereunder to terminate on the third  anniversary  date of the effective  date of such merger or consolidation.  A dissolution or liquidation of the Company shall cause every Option outstanding  hereunder to terminate  effective as of the date of such dissolution or liquidation of the Company.  However,  if the Optionee is offered a firm  commitment  whereby the resulting or surviving  corporation in a merger or  consolidation  will tender to the Optionee an option (the "Substitute option") to  purchase  its shares on terms and  conditions  both as to number of shares and  otherwise,  which will  substantially  preserve to the  Optionee the rights and benefits of the Option outstanding  hereunder granted by the Company, the  Option  shall  remain  exercisable  upon its  terms.  The Board  shall have absolute and uncontrolled  discretion to determine whether the Optionee has been offered a firm  commitment  and  whether  the  tendered  Substitute  Option will substantially  preserve to the  Optionee  the rights and  benefits of the Option outstanding hereunder.

ARTICLE X
SECURITIES REGISTRATION

     10.1 Securities  Registration.  In the event that the Company shall deem it necessary or desirable to register  under the Securities Act of 1933, as amended (the  "Securities  Act"), or any other  applicable  statute,  any Options or any Stock  with  respect  to which an Option  may be or shall  have been  granted or exercised,  or to qualify any such Options or Stock under the Securities Act, or any other statute,  then the Optionee shall  cooperate with the Company and take such action as is  necessary to permit  registration  or  qualification  of such Options or Stock.

     10.2 Representations.  Unless the Company has determined that the following  representation  is unnecessary,  each person exercising an Option under the Plan may be required by the Company,  as a condition to the issuance of the shares of Stock pursuant to exercise of the Option,  to make a  representation  in writing (i) that he is acquiring  such shares for his own account for investment and not with a view to, or for sale in connection  with,  the  distribution  of any part thereof  within the  meaning of the  Securities  Act,  and (ii) that  before any transfer  in  connection  with the  resale of such  shares,  he will  obtain the written opinion of counsel for the Company,  or other counsel  acceptable to the Company,  that such shares may be transferred without registration  thereof. The Company may also require that the certificates  representing such shares contain legends reflecting the foregoing.  To the extent permitted by law, including the Securities Act,  nothing herein shall restrict the right of a person  exercising an Option to sell the shares received in an open market transaction.

ARTICLE XI
TAX WITHHOLDING

     Whenever  shares  of Stock  are to be issued  in  satisfaction  of  Options exercised  under the Plan,  the  Company  shall  have the power to  require  the recipient of the Stock to remit to the Company an amount  sufficient  to satisfy federal, state, and local withholding tax requirements, if any.

ARTICLE XII
INDEMNIFICATION

     To the extent  permitted  by law,  each  person who is or shall have been a member of the Board or the Committee  shall be indemnified  and held harmless by the Company against and from any loss, cost,  liability,  or expense that may be imposed upon or reasonably  incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved  by reason of any action  taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's  approval,  or paid by him in satisfaction of judgment in any such action,  suit, or proceeding  against him, provided he shall give the Company an opportunity,  at its own  expense,  to  handle  and  defend  the same  before he undertakes  to handle and defend it on his own behalf.  The  foregoing  right of indemnification shall not be exclusive of any other rights of indemnification to which  such  persons  may  be  entitled  under  the  Company's   certificate  of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or a  Subsidiary  Corporation  may have to  indemnify  them or hold them harmless.

ARTICLE XIII
REQUIREMENTS OF LAW

     13.1  Requirements  of Law.  The  granting of Options  and the  issuance of shares  of  Stock  upon the  exercise  of an  Option  shall  be  subject  to all applicable  laws,  rules,  and  regulations,   and  to  such  approvals  by  any governmental agencies or national securities exchanges as may be required.

     13.2  Governing  Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV
EFFECTIVE DATE OF PLAN

     The Plan shall be effective on September 21, 2004.

ARTICLE XV
NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

     THIS STOCK OPTION PLAN was adopted by the Board of Directors of the Company on May 6, 2005.

                                                      By: /s/ John McKowen
John R. McKowen, President